Exhibit 99.2

KAPSTONE PAPER AND PACKAGING CORPORATION

2006 INCENTIVE PLAN

OPTION AGREEMENT

KapStone Paper and Packaging Corporation, a Delaware corporation formerly known as Stone Arcade Acquisition Corporation (the “Company”), hereby grants to                                    (“you” or the “Grantee”), an employee of the Company, an option (the “Option”) to purchase the number of shares of the Company’s common stock, $.001 par value per share, at an option exercise price during the option term, and on the other terms and conditions set forth below.

The Option is subject to the terms and conditions set forth in this Option Agreement, in the attached Exhibit A to this Option Agreement, and in the attached KapStone Paper and Packaging Corporation 2006 Incentive Plan, as amended from time to time before or after the date of this Option (the “Plan”), all of which are an integral part of and are hereby incorporated into this Option Agreement.  You may obtain a copy of any amendment to the Plan from the Company upon request.  Capitalized terms used but not defined in this Option Agreement have the meaning specified in the Plan.

Date of Grant
Number of Shares
Option Price	$
Expiration of Option Term

The Option will vest and become exercisable in installments as follows:

Date Exercisable	Percentage	No. of Shares Becoming Exercisable	Cumulative No. of Shares Exercisable
Before	0%	0	0
On or after
and before
On or after
and before
On or after	100%

KAPSTONE PAPER AND PACKAGING
CORPORATION

By:
Its:
For the Committee
ACKNOWLEDGED AND AGREED
TO BY:

EXHIBIT A

to

STOCK OPTION AGREEMENT

1.                                       Form of Award.  This is an award of a nonqualified stock option (“Option”) which is not intended to meet the requirements of Section 422 of the Code.  The Option will become vested and exercisable under the schedule stated in the Award Agreement.

2.                                       Effect of Termination of Employment.  Immediately upon your termination of status as an employee of the Company for any reason, the Option will terminate to the extent it has not become vested and exercisable under the schedule stated in the Award Agreement.  With respect to the portion (if any) of the Option that has become vested on or prior to your termination of employment:

(a)                                  The Option will terminate immediately upon your termination of employment for Cause;

(b)                                 The Option will terminate two years following your termination of employment by reason of death or Disability;

(c)                                  The Option will terminate two years following your termination of employment by reason of Retirement;

(d)                                 The Option will terminate three months following your termination of employment for any other reason.

3.                                       Manner of Exercise.  You exercise this Option by delivering to the Company to the attention of the Secretary of the Company while the option is exercisable during the period before the expiration of the Option term, an executed notice of intent in the form attached hereto as Annex I to purchase a specific number of Shares pursuant to this Option, accompanied by payment in full of the aggregate Option Price for that number of Shares.  If any person other than you exercises this Option, the written notice of exercise must be accompanied by such documentation as the Committee may require evidencing the authority of such person to exercise the Option.  Payment may be made by any one or a combination of the following means:

(a)                                  Cash, negotiable personal check or electronic funds transfer.

(b)                                 The tender of Mature Shares having a Fair Market Value on the effective date of such exercise equal to the aggregate Option Price for the number of Shares being purchased.  “Mature Shares” means Shares that are fully paid, free and clear of all liens and encumbrances and properly endorsed for transfer that either (A) you have owned for at least six months (or such longer period as the Committee determines is required by applicable accounting standards to avoid a charge to the Company’s earnings) or (B) you purchased on the open market.

(c)                                  Attestation through submission of acceptable certification of your ownership of Mature Shares having a Fair Market Value on the effective date of such exercise equal to the aggregate Option Price for the number of Shares being purchased.  To the extent payment is made by attestation, the number of Shares issued for the portion of the Option so exercised shall not exceed the number of Shares covered by such portion of the Option less the number of Shares for which you submit an acceptable certification of ownership.

(d)                                 Pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of this Option through a broker-dealer to whom you have submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise.

Such exercise shall become effective at the time both such notice and payment have been received by the Company, which must be a date after the Option has become exercisable and before the Option has terminated either through expiration of the Option term or pursuant to Paragraph 2 upon or following your termination of employment.  You shall not have any rights as a stockholder of the Company with respect to the Shares deliverable upon exercise of this Option until you become the holder of record of such shares.

4.                                       Taxes.  The Company is not required to issue Shares upon the exercise of this Option unless you first pay to the Company the minimum amount that the Company is required to withhold for federal, state, local or foreign income, FICA or other taxes relating to such exercise.  The Company will notify you of such minimum amount at or prior to the time you exercise the Option.  You may irrevocably elect at the time of exercise of this Option to make payment of federal, state, local or foreign income, FICA or other taxes that you are required to pay relating to such exercise up to your marginal tax rate, even if greater than the minimum withholding amount.  You may satisfy this obligation by any one or a combination of the following means:

(i)                                     delivering cash, negotiable personal check or electronic funds transfer in an amount that is equal to the amount to be withheld.

(ii)                                  delivering part of all of the payment in Mature Shares having a Fair Market Value on the date effective date of such exercise that is equal to the amount to be withheld;

(iii)                               requesting the Company to withhold from those Shares that would otherwise be received upon exercise of this Option a number of Shares having a Fair Market Value on the effective date of such exercise that is equal to the amount to be withheld.

5.                                       Limited Transferability of Option.  Except as provided below in this Paragraph 5, this Option is exercisable during your lifetime only by you or your guardian or legal representative, and this Option is not transferable except by will or the laws of descent and distribution.  Except as provided below in this Paragraph 5, this Option may not be assigned, negotiated, or pledged in any way (whether by operation of law or otherwise) and this Option shall not be subject to execution, attachment or similar process.

You are authorized to transfer all or any portion of this Option by gift (or similar transfer for no consideration) to a Family Member pursuant to procedures established by the Committee.  Following the transfer of all or any portion of this Option to a Family Member the Family Member shall have all of your rights and obligations and you shall not retain any rights with respect to the transferred Option, except that (A) the payment of any tax attributable to the exercise of the transferred Option shall remain your obligation, and (B) the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of you.

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6                                          Amendments.  The Committee may by written instrument amend this Option Agreement prospectively or retroactively in any manner; but no such amendment may adversely affect your rights without your consent unless such amendment is required or permitted to comply with securities, tax or other laws.  By accepting this Award you thereby give your consent to any amendment of this Agreement reasonably determined by the Committee to be required or permitted by the preceding sentence.  The Committee may substitute a new Option for this Option in accordance with the Plan.  The Committee retains with respect to this Option all of the rights, powers and authorities described in the Plan, whether or not set forth in this Option Agreement, unless expressly provided to the contrary in this Option Agreement.

7.                                       Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary.  Any notice to be given to you shall be addressed to you at the address listed in the Company’s records.  By a notice given pursuant to this Section, either party may designate a different address for notices.  Any notice shall have been deemed given when actually delivered.

8.                                       Severability.  If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid.  Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

9.                                       Applicable Law.  This Agreement shall be governed by the laws of the State of Delaware other than its laws respecting choice of law.

10.                                 Headings.  Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

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ANNEX I

KAPSTONE PAPER AND PACKAGING CORPORATION

2006 INCENTIVE PLAN

NOTICE OF EXERCISE

Kapstone Paper and Packing Corporation
One Northfield Plaza
Suite 480
Northfield, Illinois 60093

Attn: Corporate Secretary
Re:	Notice of Option Exercise

	Option Being Exercised:	Date of Grant:
		Exercise Price:	$
Number of Shares Being Purchased:
Total Exercise Price:

I hereby notify you of my intention to purchase pursuant to the above-captioned Option the number of Shares I have designated above, effective on the date of your receipt of this Notice.

Payment of Exercise Price

Payment of the exercise price is being made by one or more of:

☐                                    Cash or negotiable personal check enclosed in the amount of

☐                                    Electronic funds transfer to the Company’s account number                                   in the amount of $

☐                                    The tender of                                   Mature Shares having a Fair Market Value of $                                  on the effective date of this exercise, by enclosed duly executed stock transfer powers

☐                                    Attestation through the enclosed Certificate of Ownership of my ownership                                   of Mature Shares having a Fair Market Value of $                     on the effective date of this exercise

☐                                    Cashless exercise through my account #                     with the brokerage firm of                                   by duplicate copy of this Notice sent to such firm

Payment of Withholding

I irrevocably elect that taxes required to be withheld in connection with this exercise of the Option be withheld:

☐                                    at the minimum required marginal rate of

☐                                    at my actual marginal tax rate (not less than the minimum rate) of and that withholding be satisfied by:

☐                                    The Company withholding from the Shares that would otherwise be received by me through exercise of this Option

☐                                    Cash or negotiable personal check enclosed in the amount of $

☐                                    Electronic funds transfer to the Company’s account number                                in the amount of $

☐                                    The tender of                   Mature Shares having a Fair Market Value of $                 on the effective date of this exercise, by the enclosed duly executed stock transfer powers.

Authority to Exercise

I certify that I am either the person to whom the Option was originally granted, or that evidence of my authority to exercise such Option is enclosed.

Dated:	Signature of Optionee:

CERTIFICATE OF OWNERSHIP

OF

CORPORATE COMMON STOCK

Pursuant to the Notice of Exercise of Option that I have submitted to Kapstone Paper and Packaging Corporation (“Company”), I have elected to pay all or part of the exercise price by attesting to the ownership of Mature Shares.  Therefore, I hereby attest to ownership of the Owned Shares listed below and, for accounting purposes only, hereby tender to the Company the portion of the Owned Shares necessary to pay the exercise price.  I hereby certify that:

1.                                       I directly or beneficially own the following shares of Company common stock (the “Owned Shares”) as of the date hereof.  These Shares are:

☐                                                      Shares held in my name individually and a photocopy of the stock certificate evidencing my ownership is attached.

☐                                                      Shares held in my name and                                            as joint tenants and a photocopy of the stock certificate evidencing ownership is attached.

☐                                                      Shares held in a brokerage account in the name of                         .  A photocopy of a brokerage statement of account, dated within the preceding two months and showing evidence of ownership of the Owned Shares is attached.  (The Grantee may block out information not relevant to stock ownership on the account statement.)

2.                                       The Owned Shares are held by me as described above and are not held for my benefit by a Trustee or custodian in a company profit sharing or money purchase pension plan, in an IRA account or in any other type of employee or tax deferral plan.

3.                                       The Owned Shares have been owned by me as described above for at least six months and have not been used or acquired in a stock-for-stock swap transaction within the preceding six months.

Date	Signature of Optionee